
                                   MONTHLY CERTIFICATEHOLDERS STATEMENT
                                       NATIONSBANK OF DELAWARE, N/A
                                   NATIONSBANK CREDIT CARD MASTER TRUST
                                              SERIES 1993-2
                                              -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December 1, 1993
     (as  amended  or  supplemented,  the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1993-2  Supplement,  dated  as of December 1, 1993 (the "Supplement" and, together with the  Pooling  and  Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders  and  the  performance  of  the  Trust.  The information with respect to the applicable  Distribution  Date  and  Due  Period  is  set  forth  below.


         Due Period                                                                Nov-2003
         Determination Date                                                             08-Dec-2003
         Transfer Date                                                                  12-Dec-2003
         Distribution Date                                                              15-Dec-2003
         Amortization Period?                                                      Yes
         Class A Accumulation Period?                                              Yes
         Class B Accumulation Period?                                              No
         Early Amortization Period?                                                No


A        Receivables for Due Period

A(1)     Beginning Principal Receivables                                           2,129,089,453.64
         Beginning Finance Charge Receivables (excluding Interchange)                 12,042,281.52
         Beginning Discount Receivables                                                        0.00
                                                                                   -----------------
         Beginning Receivables                                                     2,141,131,735.16

A(2)     Removed Principal Receivables                                                         0.00
         Removed Finance Charge Receivables (excluding Interchange)                            0.00
         Removed Receivables                                                                   0.00

A(3)     Principal Receivables with respect to Additional Accounts                             0.00
         Finance Charge Receivables with respect to Additional Accounts
         (excluding Interchange)                                                               0.00
                                                                                   -----------------
         Receivables with respect to Additional Accounts                                       0.00

A(4)     Principal Receivables billed                                                453,276,833.92
         Finance Charge Receivables billed (excluding Interchange)                    24,207,968.42
         Receivables billed                                                          477,484,802.34

A(5)     Discount Receivables Generated                                                        0.00

A(6)     Collections of Principal Receivables                                        427,957,632.25
         Collections of Finance Charge Receivables (excluding Interchange)            23,861,131.90
         Total Collections                                                           451,818,764.15

A(7)     Default Amount                                                                9,585,598.26

A(8)     Ending Principal Receivables                                              2,144,823,057.05
         Ending Finance Charge Receivables (excluding Interchange)                    12,389,118.05
         Ending Discount Receivables                                                           0.00
                                                                                   -----------------
         Ending Receivables                                                        2,157,212,175.09

A(9)     Beginning Aggregate Invested Amount                                         531,915,000.00
         Beginning Aggregate Invested Percentage                                              24.98%

A(10)    Beginning Transferor Amount                                               1,897,174,453.64
         Net Change in Transferor Amount                                             115,733,603.40
         Ending Transferor Amount                                                  2,012,908,057.05
         Beginning Transferor Interest Percentage                                             89.11%

A(11)    Collections of Finance Charge Receivables allocable to Interchange            7,131,379.97

         Exhibit 99 A and B
         Page 5 of 10

B        Delinquencies and Losses for Due Period

B(1)     Delinquent Accounts
         30-59 Days Delinquent                                                                5,431
         60-89 Days Delinquent                                                                3,386
         90-119 Days Delinquent                                                               2,344
         120 + Days Delinquent                                                                3,225

B(2)     Defaulted Accounts                                                                       0

B(3)     Delinquent Receivables
         30-59 Days Delinquent                                                        25,646,111.70
         60-89 Days Delinquent                                                        17,973,823.87
         90-119 Days Delinquent                                                       13,004,584.93
         120 + Days Delinquent                                                        19,412,100.91

B(4)     Default Amount                                                                8,542,508.08

C        Base Rate and Portfolio Yield

C(1)     Base Rate (Current Due Period)                                                        8.02%
         Base Rate (Prior Due Period)                                                          8.02%
         Base Rate (Two Due Periods Ago)                                                       8.02%
         Three Month Average Base Rate                                                         8.02%

C(2)     Portfolio Yield (Current Due Period)                                                  5.88%
         Portfolio Yield (Prior Due Period)                                                    9.03%
         Portfolio Yield (Two Due Periods Ago)                                                10.91%
         Three Month Average Portfolio Yield                                                   8.60%

D        Series 1993-2 Invested Amount

D(1)     Class A Initial Invested Amount                                             500,000,000.00
         Class B Initial Invested Amount                                              31,915,000.00
                                                                                   -----------------
         Initial Invested Amount                                                     531,915,000.00

D(2)     Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
         Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                   -----------------
         Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3)     Class A Invested Amount at the end of revolving period                      500,000,000.00
         Class B Invested Amount at the end of revolving period                       31,915,000.00
         Invested Amount at the end of revolving period                              531,915,000.00

D(4)     Principal Funding Account Balance as of end of day on preceding
         Distribution Date                                                           400,000,000.00
         Deposits to Principal Funding Account                                       100,000,000.00
         Principal Funding Investment Proceeds                                           160,314.60
         Withdrawals from Principal Funding Account                                  500,000,000.00
         Allocation of Principal Funding Investment Proceeds                             160,314.60
                                                                                   -----------------
         Principal Funding Account Balance as of end of day on current                         0.00
         Distribution Date

D(5)     Class A Adjusted Invested Amount as of the beginning of the Due Period      200,000,000.00
         Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                   -----------------
         Adjusted Invested Amount as of the beginning of the Due Period              231,915,000.00

D(6)     Enhancement Initial Invested Amount                                                   0.00
         Enhancement Invested Amount                                                           0.00

D(7)     Floating Allocation Percentage                                                       10.89%

D(8)     Principal Allocation Percentage                                                      24.98%

         Exhibit 99 A and B
         Page 6 of  10

E        Servicing Fee Calculation

E(1)     Servicing Base Amount                                                       231,915,000.00

E(2)     Servicer Interchange                                                            144,946.88
         Class A Servicing Fee                                                           208,336.98
         Class B Servicing Fee                                                            33,241.15
                                                                                   -----------------
         Subtotal                                                                        386,525.01
         Investor Monthly Servicing Fee                                                  386,525.01
                                                                                   -----------------
         Shortfall of Servicer Interchange                                                     0.00

E(3)     Investor Default Amount                                                         930,279.13
E(4)     Monthly Cash Collateral Fee                                                       8,532.87

F        Reserve Account

F(1)     Reserve Account Balance as of end of day on preceding Distribution Date       5,319,150.00
         Deposits to Reserve Account                                                           0.00
         Interest earnings on Reserve Account                                              2,389.42
         Withdrawals from Reserve Account                                                 (2,389.42)
                                                                                   -----------------
         Reserve Account Balance as of end of day on current Distribution Date         5,319,150.00

F(2)     Required Reserve Account Amount                                               5,319,150.00
F(3)     Available Reserve Account Amount                                              5,319,150.00
F(4)     Reserve Draw Amount                                                                   0.00
F(5)     Reserve Account Surplus                                                               0.00
F(6)     Covered Amount                                                                        0.00

G        Cash Collateral Account

G(1)     Initial Shared Collateral Amount                                             26,595,833.00
         Initial Class B Collateral Amount                                             5,319,167.00
                                                                                   -----------------
         Initial Cash Collateral Amount                                               31,915,000.00

G(2)     Cash Collateral Account balance as of end of day on preceding
         Distribution Date                                                            31,915,000.00
         Deposits to Cash Collateral Account                                                   0.00
         Withdrawals from Cash Collateral Account                                        456,161.84
                                                                                   -----------------
         Cash Collateral Account balance as of end of day on current                  31,458,838.16
         Distribution Date

G(3)     Cash Collateral Account Surplus                                                       0.00

G(4)     Available Shared Collateral Amount                                           26,139,671.16
         Available Cash Collateral Amount                                             31,458,838.16

G(5)     Required Draw Amount                                                                  0.00
         Interest Draw Amount                                                                  0.00
         Servicing Draw Amount                                                                 0.00
         Default Draw Amount                                                                   0.00
         Reimbursement Draw Amount/Special Draw Amount/Class
         A&B Principal Draw Amount                                                             0.00
                                                                                   -----------------
                                                                                               0.00

         Exhibit 99 A and B
         Page 7 of 10

H        Class A Available Funds

H(1)     Class A Floating Percentage                                                          86.24%

H(2)     Principal Funding Investment Proceeds (if applicable to Class A)                 160314.60
         Class A Finance Charge Collections (excluding Interchange)                    2,240,926.79
         Class A allocation of Servicer Interchange                                      669,746.12
         Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                   -----------------
         Class A Available Funds                                                       3,070,987.51

H(3)     Class A Monthly Interest                                                      2,500,000.00
                                                                                   -----------------
         Class A Interest Shortfall                                                            0.00

H(4)     Class A Additional Interest                                                           0.00
         Class A Servicing Fee                                                           208,336.98
         Class A allocation of Servicer Interchange                                      125,002.20
         Class A Investor Default Amount                                                 802,272.72

H(5)     Distribution of Class A Available Funds
         Class A Monthly Interest plus amounts previously due
         but not distributed                                                           2,500,000.00
         Class A Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class A Servicing Fee plus amounts previously due
         but not distributed                                                             208,336.98
         Class A allocation of Servicer Interchange                                      125,002.20
         Class A Investor Default Amount                                                 802,272.72
                                                                                   -----------------
         Total Class A Excess Spread                                                    (564,624.39)

H(6)     Required Amount                                                                       0.00

I        Class B Available Funds

I(1)     Class B Floating Percentage                                                          13.76%

I(2)     Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
         Class B Finance Charge Collections (excluding Interchange)                      357,550.47
         Class B allocation of Servicer Interchange                                      106,861.16
         Reserve Draw Amount (if applicable to Class B)                                        0.00
         Class B Available Funds                                                         464,411.63

I(3)     Class B Monthly Interest                                                        166,223.96
                                                                                   -----------------
         Class B Interest Shortfall                                                            0.00

I(4)     Class B Additional Interest                                                           0.00
         Class B Servicing Fee                                                            33,241.15
         Class B allocation of Servicer Interchange                                       19,944.69

I(5)     Distribution of Class B Available Funds
         Class B Monthly Interest plus amounts previously due
         but not distributed                                                             166,223.96
         Class B Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class B Servicing Fee plus amounts previously due
         but not distributed                                                              33,241.15
         Class B allocation of Servicer Interchange                                       19,944.69
         Total Class B Excess Spread                                                     245,001.83

I(6)     Class B Investor Default Amount                                                 128,006.41


         Exhibit 99 A and B
         Page 8 of 10

J        Excess Spread and Excess Finance Charge Collections

J(1)     Total Excess Spread                                                            (319,622.56)
         Excess Finance Charge Collections allocated from other series                         0.00
                                                                                   -----------------
                                                                                        (319,622.56)

J(2)     Applied to Required Amount                                                            0.00
         Applied to Class A Investor Charge Offs                                               0.00
         Applied to Class B Monthly Interest & Additional Interest                             0.00
         Applied to Class B Servicing Fee                                                      0.00
         Applied to Class B Investor Default Amount                                      128,006.41
         Applied to Class B Invested Amount reductions                                         0.00
         Applied to Enhancement Invested Amount reductions                                     0.00
         Applied to Cash Collateral Account                                                    0.00
         Applied to Monthly Cash Collateral Fee                                            8,532.87
         Applied to Reserve Account                                                            0.00
         Applied to Cash Collateral Depositor                                                  0.00
                                                                                   -----------------
         Total Excess Finance Charge Collections                                               0.00

J(3)     Finance Charge Shortfall                                                       (456,161.84)

J(4)     Portion of Shared Collateral Amount applied to Required Amount                 (456,161.84)
         Portion of Reallocated Principal Collections applied to Required Amount               0.00

K        Principal Collections

K(1)     Available Principal Collections                                             106,903,816.54
         Excess Principal Collections with respect to other Series                             0.00
         Subtotal                                                                    106,903,816.54

K(2)     Class A Principal Percentage                                                         94.00%
         Class A Monthly Principal                                                   100,000,000.00

K(3)     Class B Principal Percentage                                                          6.00%
         Class B Monthly Principal                                                             0.00

K(4)     Allocation of Principal Collections
         Deposit to Principal Funding Account                                        100,000,000.00
         Distribution to Cash Collateral Depositor                                             0.00
         Excess Principal Collections                                                  6,903,816.54
         Principal Shortfall                                                                   0.00

K(5)     Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6)     Amount by which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L        Accumulation Period

L(1)     Controlled Accumulation Amount (Class A)                                    100,000,000.00
         Deficit Controlled Accumulation Amount (Class A)                                      0.00
         Controlled Deposit Amount (Class A)                                         100,000,000.00

L(2)     Controlled Accumulation Amount (Class B)                                  N/A
         Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                   -----------------
         Controlled Deposit Amount (Class B)                                                   0.00


         Exhibit 99 A and B
         Page 9 of 10

M        Investor Charge Offs

M(1)     Class A Investor Charge Offs                                                          0.00
         Class B Investor Charge Offs                                                          0.00

M(2)     The amount of reimbursed Class A Investor Charge Offs                                 0.00
         The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3)     The amount, if any, by which the outstanding principal balance of the
         Certificates exceeds the
         Invested Amount after giving effect to all transactions on the
         Distribution Date
         Class A                                                                               0.00
         Class B                                                                               0.00

N        Distributions to Class A Certificateholders
         (per $1,000 original principal amount)

N(1)     Total distribution to Class A Certificateholders                                  1,005.00
         Amount with respect to interest                                                       5.00
         Amount with respect to principal                                                  1,000.00
N(2)     Class A Investor Charge Offs                                                          0.00
N(3)     The amount of reimbursed Class A Investor Charge Offs                                 0.00

O        Distributions to Class B Certificateholders
         (per $1,000 original principal amount)

O(1)     Total distribution to Class B Certificateholders                                      5.21
         Amount with respect to interest                                                       5.21
         Amount with respect to principal                                                      0.00
O(2)     Class B Investor Charge Offs                                                          0.00
O(3)     The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



BY:     \s\  Brian  P.  Sterling
        ------------------------
Name:     Brian  P.  Sterling
Title:     Vice  President






                                            Exhibit 99 A and B
                                              Page 10 of 10